CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, William H. Browne, President of Tweedy, Browne Fund Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:      December 3, 2008                   /S/ WILLIAM H. BROWNE
     -------------------------                ----------------------------------
                                              William H. Browne, President
                                              (principal executive officer)


I, Robert Q. Wyckoff, Jr., Treasurer of Tweedy, Browne Fund Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:      December 3, 2008                   /S/ ROBERT Q. WYCKOFF, JR.
     -------------------------                ----------------------------------
                                              Robert Q. Wyckoff, Jr., Treasurer
                                              (principal financial officer)